UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005

BULL RUN CORPORATION
(Exact name of registrant as specified in its charter)

GEORGIA	0-9385	58-2458679

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 PEACHTREE ROAD, ATLANTA, GEORGIA		30319

(Address of principal executive offices)		(Zip Code)

(404) 266-8333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 11, 2005, Bull Run Corporation (the “Company”) issued a press release reporting its financial results for the second quarter ended February 28, 2005.  A copy of the press release is hereby attached as Exhibit 99 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

          (c) Exhibits

                    99.1 – Press Release of Bull Run Corporation issued April 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2005	BULL RUN CORPORATION

	By:	/s/ FREDERICK J. ERICKSON

Frederick J. Erickson Vice President - Finance, Chief Financial Officer, Treasurer and Assistant Secretary